                                                                           CSA

                           Elections and Variables
                       to the ISDA Credit Support Annex
                        dated as of February 28, 2006
                                   between

                                                  Wells Fargo Bank, N.A.,
                                               not in its individual capacity
                                     and        but solely as trustee of the
    CREDIT SUISSE INTERNATIONAL             supplemental interest trust created
                                           pursuant to the Pooling and Servicing
                                                         Agreement
_______________________________________   _________________________________________
            ("Party A")                                ("Party B")

Paragraph 13.

(a)   Security Interest for "Obligations".

      The term  "Obligations"  as used in this Annex  includes  the  following additional obligations:

      With respect to Party A:      None.

      With respect to Party B:      None.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A)   "Delivery  Amount" has the meaning  specified  in  Paragraph
            3(a),  except  that the words  "upon a demand  made by the Secured
            Party"  shall be deleted and the word "that" on the second line of
            Paragraph  3(a)  shall be  replaced  with the word "a".  Paragraph
            4(b) is hereby  amended  by the  insertion  of the  words  "(i) in respect of a Transfer  pursuant to  Paragraph  3(b),"  immediately prior to the  words  "if a demand  for" and the  insertion  of the words "; and (ii) in respect of a Transfer  pursuant to  Paragraph
            3(a), the relevant  Transfer will be made not later than the close of business on the Local  Business  Day  following  the  Valuation
            Date" immediately prior to the period.

            (B)   "Return Amount" has the meaning specified in Paragraph 3(b).

            (C)   "Credit  Support Amount" for a Valuation Date shall mean one of the following  depending on whether or not the specified events have occurred on such Valuation Date:-

                  (i)   if a Collateralization  Event has not occurred, or has
                        occurred  but  is  not  continuing,   "Credit  Support
                        Amount" shall mean zero (0);

                  (ii)  if a Ratings  Event has occurred and is  continuing or a  Collateralization  Event has  occurred  other  than
                        pursuant  to  Part   5(b)(1)(C)   and  is  continuing,
                        "Credit  Support  Amount"  shall mean an amount in USD
                        equal  to the  greater  of  (a)  the  Secured  Party's
                        Exposure  and  (b) an  amount  equal  to the  Floating
                        Amount payable by Party A pursuant to the  Transaction
                        in respect of the first  Floating  Rate Payer  Payment
                        Date  scheduled to occur on or after the date on which
                        the   Delivery    Amount   as   a   result   of   such
                        Collateralization Event is due;

                  (iii) if a Collateralization  Event has occurred pursuant to
                        Part  5(b)(1)(C)  and is continuing,  "Credit  Support
                        Amount"  shall  mean an  amount  in USD  equal  to the
                        greater of (a) the sum of (i) Party B's  Exposure  and
                        (ii) the  Notional  Volatility  Buffer  and (b)  zero.
                        "Notional  Volatility  Buffer",  as  determined by the
                        Valuation  Agent for any date,  means the  product  of
                        (i) the  Notional  Amount of the  Transaction  on such
                        date,   (ii)  the  Payment   Factor,   and  (iii)  the
                        Volatility  Buffer Percentage for such date as set out
                        in the table below on such date,

                          ----------------------------------------------------
                            Party A S&P Rating on       Volatility Buffer
                                  such date                Percentage
                          ----------------------------------------------------
                          ----------------------------------------------------

                          ----------------------------------------------------
                          ----------------------------------------------------
                          S&P S-T  Rating of A-1 or           0.00%
                          above
                          ----------------------------------------------------
                          ----------------------------------------------------
                          S&P S-T Rating of A-2               3.25%
                          ----------------------------------------------------
                          ----------------------------------------------------
                          S&P S-T Rating of A-3               4.00%
                          ----------------------------------------------------
                          ----------------------------------------------------
                          S&P L-T  Rating of BB+ or           4.50%
                          lower
                          ----------------------------------------------------

                        L-T Rating  means  with  respect  to any  Person,  the
                        unsecured,   unguaranteed  and  otherwise  unsupported
                        long-term senior debt obligations of such Person.

                        S-T Rating  means  with  respect  to any  Person,  the
                        unsecured,   unguaranteed  and  otherwise  unsupported
                        short-term debt obligations of such Person.

                        Payment Factor means 1.

      (ii)  Eligible  Collateral.  On  any  date,  the  following  items  will qualify as "Eligible Collateral" for  Party A:

                                                                      Valuation
                                                                     Percentage

            (A)   Cash                                                  100%

            (B)   negotiable debt obligations   issued                  98.0%
                  after 18 July 1984 by the U.S. Treasury Department
                  having a residual maturity on such date
                  of less than 1 year

            (C)   coupon-bearing negotiable debt obligations issued     93.8%
                  after 18 July 1984 by the U.S. Treasury Department
                  having a residual maturity on such date
                  equal to or greater than
                  1 year but less than 5 years

            (D)   coupon-bearing negotiable debt obligations issued     90.3%
                  after 18 July 1984 by the U.S. Treasury Department
                  having a residual maturity on such date
                  equal to or greater than 5 years but less
                  than 10 years

(iii) Other Eligible Support.  None.

      (iv)  Thresholds.

            (A)   "Independent  Amount"  means  with  respect  to Party A: Not applicable.

                  "Independent  Amount"  means  with  respect  to Party B: Not applicable.

            (B)   "Threshold"  means with  respect to Party A and Party B: Not applicable.

            (C)   "Minimum  Transfer  Amount"  means with  respect to Party A:
                        $50,000.

                  "Minimum  Transfer  Amount"  means with  respect to Party B:
                        Not applicable.

            (D)   Rounding The Delivery  Amount and the Return  Amount will be rounded up and down  respectively  to the  nearest  integral multiple of $1,000,  provided that this "Rounding" provision shall not apply in respect of any Return  Amount  payable in respect  of any date on which  Party  B's  Exposure  is less than or equal to zero.

(c)   Valuation and Timing.

      (i)   "Valuation  Agent" means Party A.  Calculations by Party A will be made by reference to commonly accepted market sources.

      (ii)  "Valuation Date" means,

            (A)   in  the  event  that  (1)  no  Collateralization  Event  has occurred,  or has  occurred  but is  not  continuing,  (2) a
                  Collateralization  Event has occurred other than pursuant to
                  Part  5(b)(1)(C)  and  is  continuing,  or (3)  two or  more
                  Collateralization  Events  have  occurred  pursuant  to Part
                  5(b)(1)(C)  and any other  subparagraph  of Part 5(b)(1) and are  continuing,  each Local Business Day which,  if treated as a Valuation Date,  would result in a Delivery Amount or a
                  Return Amount; and

            (B)   in the event  that a  Collateralization  Event has  occurred solely pursuant to Part  5(b)(1)(C) and is continuing,  or a
                  Ratings  Event has  occurred  and Party A has not obtained a substitute  counterparty  as set forth in Part  5(b)(3)  the last Local Business Day of each calendar week.

      (iii) "Valuation  Time"  means the close of  business in the city of the
            Valuation  Agent on the Local  Business  Day before the  Valuation
            Date or date of  calculation,  as  applicable,  provided  that the
            calculations   of  Value   and   Exposure   will  be  made  as  of
            approximately the same time on the same date.

      (iv)  "Notification  Time"  means 4:00  p.m.,  London  time,  on a Local
                  Business Day.

(d)   Conditions Precedent and Secured Party's Rights and Remedies.

      No events shall constitute a "Specified Condition."

(e)   Substitution.

      (i)   "Substitution   Date"  has  the  meaning  specified  in  Paragraph
            4(d)(ii).

      (ii)  Consent.  The  Pledgor  must  obtain  the  Secured  Party's  prior consent to any  substitution  pursuant to Paragraph 4(d) and shall give to the  Secured  Party not less  than two (2) Local  Business
            Days'  notice  thereof  specifying  the  items  of  Posted  Credit
            Support intended for substitution.

(f)   Dispute Resolution.

      (i)   "Resolution Time" means 4:00 p.m. London time on the Local
            Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii)  Value.  For the purpose of  Paragraphs  5(i)(C) and 5(ii),  on any date, the Value of Eligible  Collateral and Posted Collateral will be calculated as follows:

            (A)   with respect to any Cash; the amount thereof; and

            (B)   with   respect  to  any   Eligible   Collateral   comprising
                  securities;  the sum of  (a)(x)  the last bid  price on such
                  date  for  such   securities  on  the   principal   national
                  securities  exchange  on which such  securities  are listed, multiplied  by the  applicable  Valuation  Percentage or (y)
                  where  any such  securities  are not  listed  on a  national securities  exchange,  the bid  price  for  such  securities quoted  as at the  close  of  business  on such  date by any principal  market  maker for such  securities  chosen by the
                  Valuation  Agent,  multiplied  by the  applicable  Valuation
                  Percentage  or (z) if no such bid  price is listed or quoted for such date,  the last bid price  listed or quoted (as the case may  be),  as of the day next  preceding  such  date on
                  which  such  prices  were   available;   multiplied  by  the
                  applicable  Valuation  Percentage;   plus  (b)  the  accrued
                  interest on such securities  (except to the extent that such interest  shall have been paid to the  Pledgor  pursuant  to
                  Paragraph  6(d)(ii)  or  included  in the  applicable  price referred to in subparagraph (a) above) as of such date.

      (iii) Alternative.  The  provisions  of Paragraph 5 will apply  provided the obligation of the appropriate  party to deliver the undisputed amount to the other  party  will not arise  prior to the time that would  otherwise  have  applied to the  Transfer  pursuant  to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)   Holding and Using Posted Collateral.

      (i)   Eligibility to Hold Posted Collateral; Custodians:

            The  Trustee  (as  defined  in the PSA) will be  entitled  to hold
            Posted Collateral pursuant to Paragraph 6(b).

      (ii)  Use of Posted  Collateral.  The  provisions of Paragraph 6(c) will not  apply  to Party  B.  Therefore,  Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6(c)(ii).

(h)   Distributions and Interest Amount.

      (i)   Interest  Rate. The "Interest  Rate" will be the  annualized  rate of return  actually  achieved on Posted  Collateral in the form of
            Cash during the relevant Interest Period.

      (ii)        Transfer of Interest  Amount.  The  Transfer of the Interest
            Amount  will be made on any  Local  Business  Day on which  Posted
            Collateral  in the  form  of Cash is  Transferred  to the  Pledgor pursuant to Paragraph  3(b),  provided that such  Interest  Amount has been received prior thereto.

      (iii)       Alternative   to  Interest   Amount.   The   provisions   of
            Paragraph 6(d)(ii) will apply.

(i)   Additional Representation(s).

      There are no additional representations by either party.

(j)   Demands and Notices.

      All demands,  specifications  and notices  under this Annex will be made pursuant  to the  Notices  Section  of this  Agreement,  save  that  any demand, specification or notice:

      (i)  shall be given to or made at the following addresses:

      If to Party A:

            Address:    One Cabot Square
                        London E14 4QJ
                        England

            Telephone:  44 20 7888 3083
            Facsimile:  44 20 7883 7987
            Attention:  Collateral Management Unit

      If to Party B:

            As set forth in Part 4(a) of the Schedule;

      or at such  other  address as the  relevant  party may from time to time designate  by  giving  notice  (in  accordance  with  the  terms of this paragraph)  to the other party;

      (ii)  shall  (unless  otherwise  stated  in this  Annex) be deemed to be effective  at the time such  notice is  actually  received  unless such  notice is  received  on a day which is not a Local  Business
            Day or after the  Notification  Time on any Local  Business Day in which event such  notice  shall be deemed to be  effective  on the next succeeding Local Business Day.

(k)   Address for Transfers.

      Party  A:  To be  notified  to  Party B by  Party  A at the  time of the request for the Transfer.

      Party B:    Wells Fargo Bank, NA
                  San Francisco, CA
                  ABA 121-000-248
                  Account Number:  3970771416
                  Account Name: Corporate Trust Clearing
                  FFC: 50894601, ARMT 2006-1 Class 6-A-1 Swap Account

(l)   Other Provisions.

      (i)   Additional Definitions

            As used in this Annex:

            "Equivalent  Collateral"  means,  with  respect  to  any  security constituting  Posted  Collateral,  a security  of the same  issuer and,  as  applicable,  representing  or  having  the  same  class, series,  maturity,  interest rate, principal amount or liquidation value  and  such  other  provisions  as  are  necessary  for  that security and the security  constituting  Posted  Collateral  to be treated as equivalent in the market for such securities;

            "Local Business Day" means:  (i) any day on which commercial banks are open for business  (including dealings in foreign exchange and foreign  currency  deposits) in London,  and (ii) in relation to a
            Transfer  of  Eligible  Collateral,  a day on which the  clearance system  agreed  between the  parties for the  delivery of Eligible
            Collateral  is open for  acceptance  and  execution of  settlement instructions  (or in the  case of a  Transfer  of  Cash  or  other
            Eligible  Collateral for which delivery is  contemplated  by other means,  a day on which  commercial  banks  are  open for  business
            (including  dealings  for foreign  exchange  and foreign  currency deposits) in New York and such other  places as the parties  shall agree);

      (ii)  Transfer Timing

            (a)   Paragraph   4(b)  shall  be  deleted  and  replaced  in  its
            entirety by the following paragraph:

                        "Subject   to   Paragraphs   4(a)  and  5  and  unless
               otherwise  specified,  if a demand for the Transfer of Eligible
               Credit  Support  or  Posted  Credit  Support  is  made  by  the
               Notification  Time, then the relevant Transfer will be made not later than the close of business on the second  Local  Business
               Day  thereafter;  if a demand is made  after  the  Notification
               Time then the  relevant  Transfer  will be made not later  than
               the  close  of  business  on  the  third  Local   Business  Day
               thereafter."

            (b)   Paragraph  6(d)(1)  shall be amended  so that the  reference therein  to "the  following  Local  Business  Day"  shall be replaced by  reference  to "the second  Local  Business  Day thereafter".

      (iii) Events of Default

            Paragraph 7 shall be deleted and  replaced in its  entirety by the following paragraph:

            "For the purposes of Section 5(a)(i) of this  Agreement,  an Event of  Default  will  exist  with  respect  to a party if that party fails (or fails to cause its  Custodian)  to make,  when due, any
             Transfer of Posted  Credit  Support or the  Interest  Amount,  as
             applicable,  required to be made by it and that failure continues for two Local  Business  Days after the notice of that failure is given to that party".
..
      (iv)  Return of Fungible Securities

            In lieu of returning to the Pledgor  pursuant to Paragraphs  3(b),
            4(d), 5 and 8(d) any Posted Collateral  comprising  securities the
            Secured Party may return Equivalent Collateral.

      (v)   Covenants of the Pledgor

            So long as the Agreement is in effect,  the Pledgor covenants that it  will  keep  the  Posted  Collateral  free  from  all  security interests or other  encumbrances  created by the  Pledgor,  except
            the  security   interest   created   hereunder  and  any  security
            interests or other encumbrances  created by the Secured Party; and
            will not sell, transfer,  assign, deliver or otherwise dispose of, or grant any option with respect to any Posted  Collateral  or any interest therein, or create,  incur or permit to exist any pledge, lien, mortgage,  hypothecation,  security interest, charge, option or any other  encumbrance with respect to any Posted Collateral or any interest  therein,  without the prior  written  consent of the
            Secured Party.

      (vi)  No Counterclaim

            A party's  rights to demand and receive  the  Transfer of Eligible
            Collateral  as provided  hereunder and its rights as Secured Party against the Posted  Collateral or otherwise  shall be absolute and subject  to no  counterclaim,  set-off,  deduction  or  defense in favor of the Pledgor  except as  contemplated  in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

      (vii)       Holding Collateral

            The Secured  Party shall cause any Custodian  appointed  hereunder to open and maintain a segregated  account and to hold, record and identify  all the Posted  Collateral  in such  segregated  account and,  subject to Paragraphs 6(c) and 8(a), such Posted  Collateral shall at all times be and remain the  property  of the Pledgor and shall at no time  constitute  the  property  of, or be  commingled with the property of, the Secured Party or the Custodian.

      (viii)      Security and Performance

            Eligible  Collateral  Transferred to the Secured Party constitutes security  and  performance  assurance  without  which the  Secured
            Party  would not  otherwise  enter into and  continue  any and all
            Transactions.

      (ix)  Agreement as to Single Secured Party and Pledgor

            Party A and Party B agree  that,  notwithstanding  anything to the contrary in the recital to this Annex,  Paragraph 1(b),  Paragraph
            2 or the  definitions  in  Paragraph  12,  (a) the  term  "Secured
            Party"  as used in this  Annex  means  only  Party B, (b) the term
            "Pledgor"  as used in this  Annex  means  only  Party  A, (c) only
            Party  A  makes  the  pledge  and  grant  in   Paragraph   2,  the
            acknowledgment  in the final  sentence of  Paragraph  8(a) and the representations  in  Paragraph  9 and  (d)  only  Party  A will be required to make Transfers of Eligible Credit Support hereunder.

      (x)   External Verification of Mark-to-Market Valuations.

            Every month after a Collateralization  Event has occurred pursuant to Part  5(b)(1)(C)  and is  continuing,  then,  unless  otherwise agreed in writing with S&P, Party A will verify its  determination of  Exposure  of the  Transaction  on the next  Valuation  Date by seeking quotations from two (2) Reference  Market-makers for their determination  of Exposure of the  Transaction  on such  Valuation
            Date and the  Valuation  Agent will use the  greater of either (a)
            its  own   determination  or  (b)  the  highest  quotation  for  a
            Reference  Market-maker,  if  applicable,  for the next  Valuation
            Date;  provided,  that this Paragraph 13(l)(x) shall only apply to the extent that the Offered Certificates  outstanding at such time
            (as  defined in the PSA) are rated  higher by S&P than the S&P L-T
            Rating of Party A; and  provided  further,  that Party A shall not seek  verification of its  determination  of Exposure as described above from the same  Reference  Market-maker  more than four times in any twelve-month period.

     CREDIT SUISSE INTERNATIONAL              Wells Fargo Bank, N.A.,
                                          not in its individual capacity
                                             but solely as trustee of
                                        the supplemental interest trust
                                      created pursuant to the Pooling and
                                              Servicing Agreement

By:________________________           By:____________________________
Name:                                 Name:
Title:                                Title:

By:________________________
Name:
Title: